UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section §240.14a-12

RAND LOGISTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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The purpose of this Schedule 14A is to file with the Securities and Exchange Commission (the “SEC”) an investor presentation to be used by Rand Logistics, Inc. (the “Company”) in presentations to Institutional Shareholder Services Inc. and stockholders of the Company on and after September 3, 2014.  Such presentation pertains to certain matters to be voted upon at the Company’s 2014 Annual Meeting of Stockholders scheduled for September 23, 2014.

Important Information

This filing and its exhibit may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders in connection with the Company’s 2014 Annual Meeting of Stockholders. The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2014 Annual Meeting of Stockholders.  Information regarding the Company’s directors and executive officers and other participants that may be soliciting proxies on behalf of the Company’s board of directors, and their respective interests in the Company, by security holdings or otherwise, is set forth in the Company’s definitive proxy statement relating to its 2014 Annual Meeting of Stockholders (the “Proxy Statement”), as filed with the SEC on August 29, 2014. The Proxy Statement, other solicitation material and other reports that the Company files with the SEC, when available, can be obtained free of charge at the SEC’s web site at www.sec.gov.  STOCKHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO THE ELECTION OF DIRECTORS OF THE COMPANY.

RAND LOGISTICS, INC.

RAND LOGISTICS, INC 500 FIFTH AVENUE 50TH FLOOR NEW YORK, NEW YORK 10110 Telephone: (212) 644-3450 Facsimile: (212) 644-6262

September 3, 2014

Dear Fellow Stockholders:

At Rand’s Annual Meeting of Stockholders on September 23, 2014, you will be asked to make an important decision regarding your Company’s future and the value of your shareholdings.  A dissident stockholder of the Company has nominated two individuals – both of whom have no shipping, logistics or public company board experience – to stand for election as directors against your Board’s nominees, John Binion and Jonathan Brodie, each of whom is highly qualified and experienced in our line of business.  The proponent of these nominations, JWest, LLC, a stock trading firm, makes specious arguments, at best, to support its nominations. We urge you to focus on the facts presented by your committed and professional management team and Board rather than the misdirection and speculative innuendo of a professional stock trading firm that has no experience or expertise in the maritime industry.

We are at a critical juncture in the growth of our Company, and a disruption in our leadership would prove an unfortunate and unnecessary hindrance to our continued success.  Since our inception as a public company, our Board and management have sought to position Rand as a leading bulk freight transportation provider on the Great Lakes.  We have made significant strides towards accomplishing this objective, and believe that Rand and its stockholders are positioned to enjoy the benefits of these value-creation efforts.

As noted by BB&T Capital Markets, an independent equity markets research firm1, the 2014 sailing season could represent an important inflection point for the Company as the Board’s profit-driving initiatives take hold and the demand environment on the Great Lakes reaches the highest level in five years.  Under the stewardship of your current Board, Rand recently delivered “solid Q1’15 results”, beating BB&T’s Q1 FY2015 target EBITDA by 29%, and is “well positioned to continue to drive profitability” according the BB&T.  BB&T maintained a “BUY” rating on Rand’s stock with a 12-month price target of $10.

______________________
1 BB&T report dated August 7, 2014

As highlighted in the attached presentation, under the guidance of our Board and management team, Rand has:

•	Assembled a portfolio of vessels, which cannot be duplicated at our cost basis, through a focused consolidation strategy;

•	Increased EBITDA from under $2 million in fiscal 2008 to over $32 million in fiscal 2014;

•
Leveraged our low-cost operating model to increase Rand’s market share percentage by 45% over the last five years despite difficult economic conditions in the Great Lakes region that resulted in total tons transported by all shippers on the Great Lakes declining by 13% over the same time period; and

•	Executed a long-term strategy to capitalize on the inherent operating leverage in our business and increased vessel margin per sailing day by 2.5 times over an 8-year period.

The growth, market positioning and operational excellence of our Company have been achieved through the thoughtful, deliberative and collaborative work of our Board of Directors and management, the members of which provide an effective mix of shipping, logistics, supplier, customer, finance, M&A, corporate governance and other public company experience.

In the context of the foregoing, and despite a JWest representative congratulating our management team on a “great first quarter,” during our last earnings call, JWest proposes to replace two of our extremely qualified and contributing directors, and then to revamp our senior management, to gain “fresh perspective” from its nominees.  What real benefit JWest seeks to achieve through these actions is entirely unclear to us.  What is clear, however, is that without the dedicated support of management and the continued constructive leadership of our Board, JWest’s actions will lead to a squandering of the Company’s achievements to date and a loss of the value proposition now before the Company’s stockholders.

We are confident that we have the right Board, the right management team and the right strategy to continue to drive value for our stockholders.  We ask that you support our efforts and vote the WHITE proxy card FOR the Board’s nominees.

Sincerely,

The Rand Logistics Board of Directors

For additional information, please contact:

SAGINAW

RAND LOGISTICS, INC.

Investor Presentation
September 2014

Rand Logistics, Inc.
NASDAQ: RLOG

Safe Harbor Statement

- Certain statements contained in this presentation contain forward-looking statements, including those relating to our capital needs, business strategy, expectations and intentions. Statements that use the terms “believe”, “anticipate”, “expect”, “plan”, “estimate”, “intend” and similar expressions of a future or forward-looking nature identify forward-looking statements for purposes of the U.S. federal securities laws or otherwise. For these statements and all other forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements contained in this report. Important factors that contribute to such risks include, but are not limited to, those factors set forth under Item 1A of our Annual Report on Form 10-K as well as the following: the continuing effects of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in our reports filed with the Securities and Exchange Commission. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

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RAND LOGISTICS, INC.

Rand Logistics: Who We Are

A Leading Provider of Bulk Freight Shipping Services Throughout the Great Lakes Region

Products transported include:

Aggregates | Coal | Iron Ore | Salt | Grain

Diverse end markets served:

Infrastructure/ Construction | Industrial | Integrated Steel | Food Processing

The Only Carrier Offering Domestic Port-to-Port Services in Both the U.S. and Canada on the Great Lakes

Operate both US & Canadian flagged vessels

USA | CAN

in compliance with Jones Act in U.S. and Coasting Trade Act in Canada

Operate >50% of all River Class vessels (<650' length) currently operating on Great Lakes

Our Fleet of 17 Vessels Consists of:

7 Self-unloading bulk carriers

(including 1 integrated tug & barge unit and 3 articulated tug & barge units)

6 Self-unloading bulk carriers

4 Conventional bulk carriers

(1 self-unloading bulk carrier is scheduled to be introduced into service in 2nd half of 2015)

We Have a Solid Foundation to Increase Market Share and Create Stockholder Value

RAND LOGISTICS, INC.

3

Our Track Record: Delivering Strong, Consistent Long-Term Performance

- We have assembled a portfolio of vessels, **which cannot be duplicated at our cost basis**, through a focused acquisition strategy
- We have a **proven management team** that has successfully instituted procedures to significantly improve the efficiency and operation of our fleet
- We have **leveraged our low cost operating model** to consolidate the river class market segment on the Great Lakes in both the U.S. and Canadian markets
- We **continue to grow our business**, including introducing our newest vessel into service in the second half of 2015
- Our fleet size & configuration has allowed us to **capture significant market share** and **develop a trade network that cannot be replicated**
- We have **capitalized on the inherent operating leverage** in our business and increased vessel margin per sailing day by 2.5 times over an 8 year period

We have a Commitment to Continuous Improvement and Growth

RAND LOGISTICS, INC.

4

Our Track Record: Delivering Strong, Consistent Long-Term Performance

	FY2008	FY2014	Improvement	% Growth
Number of Vessels	8	17	9	112.5%
Tons Transported (Millions)	17.0	22.1	5.1	30.0%
Marine Freight Revenue Per Day	$24,622	$30,760	$6,138	24.9%
Vessel Margin Per Day	$4,264	$10,712	$6,448	151.2%
EBITDA ($000s)	$1,857	$32,496	$30,639	1649.9%
Unlevered Free Cash Flow ($000s)	($5,926)	$24,531	$30,457	
Return on Invested Capital	(6.9%)	9.1%		

- The summary above **does not** adjust for FX changes
- "EBITDA" equals operating income plus depreciation and amortization
- "Vessel Margin" equals EBITDA before G&A
- "Unlevered Free Cash Flow" equals EBITDA less maintenance capex

RAND LOGISTICS, INC.

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What Research Analysts Say About Rand

"RLOG reported solid Q1'15 results indicative of… management's ongoing focus to improve profitability through operating efficiencies… we believe RLOG remains well positioned to continue to drive profitability… **we are raising our 2015E…**"

Kevin Sterling
BB&T Capital Markets
report published 08/07/14

- Rand's actual FY2015 Q1 EBITDA of $12.0MM **beat BB&T's Q1 target EBITDA by 29%**
- BB&T maintains a "BUY" rating on Rand's stock with a **12-month price target of $10.00** (63% above the August 7 earnings release date closing price)

"FQ1 EBITDA exceeded our expectations… management execution appears to be strong given dramatic reduction in incidents and mechanical issues while strengthening the Company's financial and competitive position… the Company has executed very strongly on the portion of the business under its control… **our estimates could prove conservative if current trends continue…**"

Jonathan Tanwanteng
CJS Securities
report published 08/08/14

- Rand's actual FY2015 Q1 EBITDA of $12.0MM **beat CJS's Q1 target EBITDA by 19%**
- CJS maintains a "Market Outperform" rating on Rand's stock with a **12-month price target of $8.50** (38% above the August 7 earnings release date closing price)

6

RAND
LOGISTICS, INC.

Our Strategy to Create Stockholder Value

	Our Strategy	Performance & Results
RELIABILITY	▪ Rebuild engineering and vessel management departments ▪ Reduce mechanical delays through vessel audits, preventative maintenance procedures, and better communications and processes	▪ Departments completely rebuilt from top down ▪ 35% decrease in mechanical delays ▪ 85% fewer lost sailing days due to incidents
REVENUE	▪ Drive marine freight revenue per sailing day ▪ Aggressively capture market share to solidify customer network ▪ Capitalize on modal shift	▪ 16% of projected tons carried in 2014 sailing season are from new contracts awarded in the last 24 months ▪ 17th vessel entering service 2H'15
RATABILITY	▪ Rebalance commodity mix ▪ Increase percentage of time in revenue loaded condition ▪ Increase tonnage carried without increasing capacity	▪ Secured ≥250 days of new long-term, contractual business for 2014 ▪ New trip reporting system in place, new automated trip scheduler being developed ▪ Sailed 124 fewer days but EBITDA constant in FY'15 Q1

RAND LOGISTICS, INC.

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RELIABILITY

Significant Reduction in Mechanical Delays

Mechanical Delays as a % of Total Sailing Days

FY'13 Avg. = 3.4%
FY'14 Avg. = 2.2%
3.8%
3.0%
3.2%
4.5%
2.0%
2.3%
2.1%
2.4%
2.1%
FY'13 Q1
FY'13 Q2
FY'13 Q3
FY'13 Q4
FY'14 Q1
FY'14 Q2
FY'14 Q3
FY'14 Q4
FY'15 Q1

Delays Were Reduced ~35% from 3.4% in FY'13 to 2.2% in the LTM ended June 2014

RAND LOGISTICS, INC.

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RELIABILITY

Significant Reduction in Lost Sailing Days Due to Incidents

Lost Sailing Days Due to Incidents

5 New Vessels Added
Between FY'11 and FY'13
Management Focus on Incidents Reduction
via Greater Process Efficiency*
2.3%
2.2%
3.7%
0.5%
0.0%
77
84
149
23
0
FY'11
FY'12
FY'13
FY'14
FY'15 Q1
Total Lost Sailing Days Due to Incidents
% of Sailing Days

Incidents Have Fallen ~85% from 149 in FY'13 to 23 in the LTM ended 6/14

* e.g. rebuilding & expanding engineering team, vessel audits, improved preventative maintenance procedures, communication and processes

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RAND LOGISTICS, INC.

REVENUE

Significant Market Share Gains in Total Tonnage Transported

Tons Transported on the Great Lakes (000s)

154,441
15.9%
134,270
138,931
15.3%
137,360
16.5%
134,143
11.4%
108,038
12.5%
14.2%
2008
2009
2010
2011
2012
2013
Total Great Lakes Tonnage (Excl. Cement)
Rand (as a % of Total Great Lakes Tonnage)

Rand Market Share Percentage Has Increased by 45% Since 2008; Overall Great Lakes Tonnage Hauled Has Declined by 13%

*Source for Great Lakes Data: Lake Carriers Association

RAND LOGISTICS, INC.
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Demand Appears to Be Moving in Our Favor

REVENUE

Ohio & Michigan Cement Consumption vs. Great Lakes Aggregates Tonnage

4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
OH and MI Cement Consumption (Metric Tons in 000s)
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
Great Lakes Non-Metallurgical Aggregates Tonnage (000s)
1993A
1998A
2003A
2008A
2013A
2018E
Michigan
Ohio
Great Lakes

- We transport over 70% of the non-metallurgical aggregates and over 40% of total aggregates on the Great Lakes
- 80+% of aggregates tonnage we transport is used for:
  - **Concrete:** 80% of each cubic yard of Portland Cement Concrete is comprised of aggregates
  - **Road Bases and Aggregate Surfacing:** 95% of every ton of asphaltic concrete is made up of aggregates
- 80%-85% of our aggregates tonnage is transported to MI and OH
- Aggregates transported on the Great Lakes are highly correlated to cement consumption in MI and OH

*Non-metallurgical aggregates tonnage is assumed to be 50% of total aggregates tonnage transported on the Great Lakes
*Source for Michigan and Ohio Historical (1993-2013) and Projected (2014-2018) Data: Portland Cement Association (PCA)
*Source for Great Lakes Data: Lake Carriers Association

RAND LOGISTICS, INC.

11

Significant Market Share Gains in Aggregates Tonnage Transported

Tons Transported on the Great Lakes (000s)
32,368
23,504
27,880
28,154
27,145
27,606
23.8%
30.7%
25.5%
31.6%
39.1%
40.4%
2008
2009
2010
2011
2012
2013
Great Lakes Total Aggregates Tonnage
Rand (% of Great Lakes Total Aggregates Tonnage)

Rand Has Increased its Market Share Percentage of Aggregates by ~70% Since 2008; Aggregates Tonnage Transported on the Great Lakes Has Declined by 15%

*Aggregates Represented ~51% of Rand's Total Tonnage Transported in FY'14

*Source for Great Lakes Data: Lake Carriers Association

12

RAND LOGISTICS, INC.

RATABILITY

Scalable Business Model

Our Fleet Operational Costs Remain the Same, Whether a Vessel Is in Ballast or Revenue Loaded Condition

15 Minute Increase
in Revenue Loaded Condition per Vessel per Day
=
$1.0–$1.2M
Annual Increase In EBITDA*

*Management Estimate based on FY2015 Q1 revenue per sailing day

RAND LOGISTICS, INC.

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RATABILITY

Scalable Business Model

Maximize % of Time in Revenue Loaded Condition

Optimizing Operational Processes and Reliability

+

Increasing Trade Pattern Density

+

Managing Customer Optionality

Meaningful "Flow-through" Profitability

14

RAND LOGISTICS, INC.

Growth in Marine Freight Revenue and Vessel Margin Per Day

Marine Freight Revenue and Vessel Margin Per Day

$24,622
$27,266
$27,087
$27,092
$28,922
$30,035
$30,760
$157
$4,264
$305
$9,043
$689
$9,632
$167
$8,469
$11,301
$10,697
$214
$10,712
FY'08
FY'09
FY'10
FY'11
FY'12
FY'13
FY'14
Reported Vessel Margin Per Day
FX Impact to Vessel Margin Per Day
Reported Marine Freight Revenue Per Day

Rand's Marine Freight Revenue and Vessel Margin Per Day Have Grown by 25% and 151%, Respectively, Since FY'08

RAND LOGISTICS, INC.

15

Growth in Unlevered Free Cash Flow

Unlevered Free Cash Flow ($000s)
$11,645
$22,371
$17,654
$24,531
FY'11
FY'12
FY'13
FY'14
Unlevered Free Cash Flow (EBITDA Less Maintenance Capex)

Unlevered Free Cash Flow Has Grown by an Annualized Rate of 28.2% Since FY'11

RAND LOGISTICS, INC.

16

Consistent Returns on Invested Capital

Invested Capital ($000s; % ROIC)

$133,844
$197,751
$217,573
$269,469
8.7%
11.3%
8.1%
9.1%
FY'11
FY'12
FY'13
FY'14
Average Cumulative Invested Capital
Return on Invested Capital (Unlevered Free Cash Flow / Average Cumulative Invested Capital)

We Have Achieved Consistent Returns Despite Operating in a Challenging Regional Economic Market

RAND LOGISTICS, INC.

17

Rand Has Outperformed Both S&P 500 and Russell 2000 Indices

Stock Price Index

Annual TSR Growth Rates
Rand 18.2%
S&P 500 16.3%
Russell 2000 16.9%
$280
$260
$240
$220
$200
$180
$160
$140
$120
$100
$231
$218
$213
Aug 2009
Aug 2010
Aug 2011
Aug 2012
Aug 2013
Aug 2014
Rand
S&P 500
Russell 2000

Rand Has Outperformed Both the S&P 500 and Russell 2000 Indices Over the 5 Year Period Ending August 15, 2014

* The chart tracks annual total stockholder return, assuming an initial $100 investment in Rand's stock and in each of the two indices

RAND LOGISTICS, INC.

18

Rand Has Outperformed the Majority of its Comparable Peers

Stock Price Index*

Annual TSR Growth Rates
RLOG 18.2%
GLF 8.9%
HOS 15.1%
KEX 27.3%
ISH 8.3%
MATX 20.1%
CKH 13.8%
TDW 10.4%
$350
$300
$250
$200
$150
$100
$50
Aug 2009
Aug 2010
Aug 2011
Aug 2012
Aug 2013
Aug 2014
$335 KEX
$250 MATX
$231 RLOG
$202 HOS
$191 CKH
$149 ISH
$144 GLF
$139 TDW
Rand Logistics (RLOG)
GulfMark Offshore, Inc. (GLF)
Hornbeck Offshore Services, Inc. (HOS)
Kirby Corporation (KEX)
International Shipholding (ISH)
Matson, Inc. (MATX)
SEACOR Holdings Inc. (CKH)
Tidewater Inc. (TDW)

Rand Has Outperformed the Majority of its Comparable Companies Over the 5 Year Period Ending August 15, 2014; Rand Currently Trades at a 22% Premium to the Analyst Consensus 2015 Median EBITDA Forecast of its Peer Group

*The chart tracks annual total stockholder return, assuming an initial $100 investment in each stock

*Rand's comparable peer group was chosen by an independent investment bank

RAND LOGISTICS, INC.

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We Have the Right Leadership and Strong Governance

Independent Board with Strong Business Leaders	Broad Range of Shipping, Investment, Financial, Management, and Engineering Experience	Strong Stockholder Alignment and Engagement Program
■ 4 out of 6 board members are independent ■ Robust lead independent director role ■ Committed to sound corporate governance practices ■ Committed to a close alignment of management performance and compensation	■ Addition of John Binion to the board in April 2013 has further strengthened Rand's shipping and logistics expertise, along with providing a fresh perspective to the Company	■ Approx. 12% of Rand's common equity is owned by the board and senior management ■ Open communication between board members and shareholders

Our Board Is Independent and Has the Strength, Diversity, Experience and Qualifications to Continue to Provide Excellent Oversight

RAND LOGISTICS, INC.

20

Rand's Current Directors Possess Expertise Critical to Company's Success

Laurence Levy

Founder/ Executive Chairman

- 8 years shipping experience
- Significant public company board experience
- Significant management, financial, accounting, investment experience across a range of logistics, manufacturing, and distribution businesses

Michael Lundin

Lead Independent Director since April 2013

- Over 5 years experience as CEO of Oglebay Norton, a former customer of Rand and operator on the Great Lakes
- Former President/Partner of Michigan Limestone Operations - negotiated sale of the Company to Oglebay

Scott Bravener

Founder/ CEO of Lower Lakes

- 32 years experience in Great Lakes shipping, including customer sales, engineering, captaining, shipboard ops, management, executive management
- Director of Canadian Shipowners' Assn. and Chamber of Marine Commerce
- Certified Ships Master and member of the American Bureau of Shipping

John Binion

Board Member since April 2013

- 17 years experience w/firms operating in Jones Act maritime and logistics industry
- Former COO/EVP of United Maritime Group - operated largest Jones Act compliant coastwise fleet of dry-bulk carriers and self-unloading vessels, in terms of deadweight tons
- Co-founder and former head of ops. at Horizon Maritime (inland tank barge co.)

H. Cabot Lodge

Board Member since June 2006

- 8 years shipping experience
- Co-founder and Sr. Managing Director of Crescendo Real Estate Partners, a principal investing and advisory firm
- Former President of W.P. Carey and Co., an international real estate investment firm
- Significant investment, financial, management experience and experience w/public company corporate governance

Jonathan Brodie

Board Member since June 2006

- 8 years shipping experience
- Principal of JMB Associates, a privately-owned money management firm
- Significant experience managing funds, possessing an institutional stockholder's and fund-manager's perspective in evaluating investments and corporate governance issues

RAND LOGISTICS, INC.

21

Let's Compare the Proposed Nominees

	Company Nominees		JWEST Nominees	
	John Binion	Jonathan Brodie	Jon Evans	Sean O'Connor
Operational Shipping Expertise	✓			
Logistics Expertise	✓	✓		
Public Company Experience	✓	✓		
Experience with Capital Allocation for a Capital Goods Company	✓	✓		
Public Company Corporate Governance Experience	✓	✓		
Engineering Technical Expertise	✓			
M&A Expertise	✓	✓		✓

Our Nominees Add Significant Incremental and Relevant Expertise

RAND LOGISTICS, INC.

22

We have the Right Strategy and the Right Leadership

Your Vote is Important

We Encourage You to Vote Your Shares
on the **WHITE Proxy Card** in Support of Your Board

For additional information, please contact:

RAND
LOGISTICS, INC.

Laurence S. Levy
Rand Logistics
500 Fifth Avenue
50th Floor
New York, NY 10110
(212) 644-3450

OKAPI
PARTNERS

Okapi Partners
437 Madison Avenue
28th Floor
New York, NY 10022
(212) 297-0720
(877) 796-5274

RAND
LOGISTICS, INC.

Edward Levy
Rand Logistics
500 Fifth Avenue
50th Floor
New York, NY 10110
(212) 863-9405

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RAND
LOGISTICS, INC.